                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              COPYTELE, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                 COPYTELE, INC.

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 28, 1999
                            ------------------------

TO THE STOCKHOLDERS OF COPYTELE, INC.

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of CopyTele, Inc., a Delaware corporation (the "Company"), to be held at the Fox Hollow, Woodbury, New York, on Wednesday, July 28, 1999, at 10:30 A.M., for the following purposes:

          (1) To elect six directors.

          (2) To ratify the selection of Arthur Andersen LLP, independent public accountants, as independent auditors of the Company for the fiscal year ending October 31, 1999.

          (3) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors by resolution has fixed the close of business on June 18, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof and only holders of record of Common Stock at the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting.

     PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING IF YOU ARE UNABLE TO ATTEND AND VOTE IN PERSON.

                                           By Order of the Board of Directors,

                                           /s/ ANNE ROTONDO

                                               ANNE ROTONDO
                                                Secretary

Huntington Station, New York
June 28, 1999

                                 COPYTELE, INC.
                             900 WALT WHITMAN ROAD
                       HUNTINGTON STATION, NEW YORK 11746

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 28, 1999

                            ------------------------

     This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of CopyTele, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, July 28, 1999, and at any adjournments thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about June 28, 1999.

RECORD DATE

     The Board of Directors has fixed the close of business on June 18, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each such stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Annual Meeting and may vote in person or by proxy authorized in writing. As of the Record Date, there were 59,115,376 shares of Common Stock issued and outstanding.

MATTERS TO BE CONSIDERED

     At the Annual Meeting, stockholders will be asked to consider and vote upon the election of six directors and to ratify the selection of Arthur
Andersen LLP as the Company's independent auditors for fiscal year 1999. The Board of Directors has not received timely notice (and does not know) of any matters that are to be brought before the Annual Meeting other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgement on such matters.

REQUIRED VOTES

     The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required for the election of directors, assuming a quorum is present. Only shares of Common Stock that are voted in favor of a nominee will be counted toward that nominee's achievement of a plurality. Shares of Common Stock held by stockholders present in person at the Annual Meeting that are not voted for a nominee or shares held by stockholders represented at the Annual Meeting by proxy from which authority to vote for a nominee has been properly withheld (including broker non-votes) will not be counted toward that nominee's achievement of a plurality.

     Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on such matter at the Annual Meeting is required for ratification of the selection of Arthur Andersen LLP as the Company's independent auditors for fiscal year 1999. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting and they will have the same effect as votes against the matter. With respect to broker non-votes, the shares will not be considered entitled to vote at the Annual Meeting for such matter and the broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which the majority is calculated.

VOTING AND REVOCATION OF PROXIES

     Stockholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR the election of each nominee for election as a director named herein and FOR the ratification of the selection of Arthur Andersen LLP as the Company's independent auditors for fiscal year 1999.

     Any proxy signed and returned by a stockholder may be revoked at any time before it is voted by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

PROXY SOLICITATION

     The Company will bear the costs of solicitations of proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from stockholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

                             ELECTION OF DIRECTORS

     Six directors are to be elected at the Annual Meeting by the holders of Common Stock, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and shall qualify. A stockholder of the Company submitted a proposal relating to an increase in the size of the Company's Board of Directors and the election of new directors. After considering the proposal and the anticipated needs of the Company, the Board of Directors authorized the nomination of one new director for election by stockholders each year for the next three annual meetings, or such shorter period until the Board or stockholders have elected three new directors to the Board, including the nomination of Lewis H. Titterton as a director for election at this Annual Meeting. As a result, the stockholder withdrew his proposal. All of the nominees at present are available for election as members of the Board of Directors. If for any reason a nominee becomes unavailable for election, the proxies solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. Information regarding the nominees is as follows:

NAME                                             POSITION WITH THE COMPANY           AGE    DIRECTOR SINCE
----------------------------------------  ----------------------------------------   ----   --------------
Denis A. Krusos.........................  Director, Chairman of the Board and          71     1982
                                            Chief Executive Officer
Frank J. DiSanto........................  Director and President                       74     1982
Gerald J. Bentivegna....................  Director, Vice President--Finance            49     1995
                                            and Chief Financial Officer
John R. Shonnard........................  Director                                     83     1988
George P. Larounis......................  Director                                     71     1997
Lewis H. Titterton......................  Director Nominee                             54      N/A

     Mr. Krusos has been a Director, Chairman of the Board and Chief Executive Officer of the Company since November 1982. He holds an M.S.E.E. degree from Newark College of Engineering, a B.E.E. degree from City College of New York and a Juris Doctor from St. John's University and is a member of the New York bar.

     Mr. DiSanto has been a Director and President of the Company since November 1982. He holds a B.E.E. degree from Polytechnic Institute of Brooklyn and an M.E.E. degree from New York University.

     Mr. Bentivegna has been Vice President--Finance and Chief Financial Officer since September 1994 and was elected a Director in July 1995. Prior to joining the Company, Mr. Bentivegna was employed at Marino Industries Corp. for approximately 10 years, where he served as Controller, Treasurer and Chief Financial Officer. He holds a M.B.A. degree from Long Island University and a B.B.A. from Dowling College.

     Mr. Shonnard has been a Director of the Company since January 1988. He had been a research consultant to the Company from August 1983 until his retirement in May 1988. Mr. Shonnard was engaged in development engineering in the communications field for over fifty years and has held numerous patents in the communications field.

     Mr. Larounis has been a Director of the Company since September 1997 prior to which he served as a consultant to the Company. Mr. Larounis held numerous positions as a senior international executive of Bendix International and Allied Signal. He has also served on the Boards of Directors of numerous affiliates of Allied Signal in Europe, Asia and Australia. He holds a B.E.E. degree from the University of Michigan and a J.D. degree from New York University.

     Mr. Titterton is currently Chief Executive Officer of NYMED, Inc. His background is in high technology with an emphasis on health care and he has been with NYMED, Inc. since 1989. Mr. Titterton founded MedE America, Inc. in 1986 and was Chief Executive Officer of Management and Planning Services, Inc from 1978 to 1986. He holds a M.B.A. from the State University of New York at Albany, and B.A. degree from Cornell University.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to a Stock Subscription Agreement, dated April 27, 1999, between the Company and Lewis H. Titterton, Mr. Titterton purchased 300,000 shares of Common Stock of the Company at a purchase price of $1.50 per share, and a warrant to purchase 300,000 shares of Common Stock at an exercise price of $1.50 per share. The warrant expires on April 20, 2001. The purchase price represented the fair market value of the Company's Common Stock on the NASDAQ-NMS on the date of the stock subscription agreement.

BOARD COMMITTEES, FUNCTIONS AND ATTENDANCE

     The Company has an Audit Committee consisting of Messrs. Denis A. Krusos, John R. Shonnard and George P. Larounis. The primary functions of this committee are to review the internal controls and financial statements of the Company, recommend independent public accountants to the Board of Directors and review the results of the independent public accountants' audits.

     The Company has a Stock Option Committee consisting of Mr. George P. Larounis and Mr. John R. Shonnard which administers the CopyTele, Inc. 1993 Stock Option Plan, as amended (the "1993 Plan").

     The Company currently has no other standing, nominating or compensation committees of the Board of Directors or committees performing similar functions.

     Three (3) meetings, exclusive of an action by unanimous written consent, of the Board of Directors, one (1) meeting of the Audit Committee and two
(2) meetings of the Stock Option Committee were held during the fiscal year ended October 31, 1998. During such year, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and committee on which he served while a member thereof.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of the Company's Common Stock with the Securities and Exchange Commission. Directors, executive officers and ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms that they file. Based upon a review of these filings, the Company believes that all fillings were made on a timely basis during the fiscal year ended October 31, 1998.

                       PRINCIPAL HOLDERS OF COMMON STOCK

     The following table sets forth certain information with respect to the Company's common stock beneficially owned as of June 7, 1999 by (a) each person who is known by the management of the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock, (b) each director, director nominee or executive officer of the Company and (c) all directors, director nominees and executive officers as a group:

                                                               AMOUNT AND NATURE OF
                                                                 BENEFICIAL                     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP(1)(2)                  OF CLASS
------------------------------------------------------------   --------------------             --------
Denis A. Krusos ............................................         7,361,440(3)                 11.87%
900 Walt Whitman Road
Huntington Station, NY 11746
Frank J. DiSanto ...........................................         5,909,695(4)                  9.55%
900 Walt Whitman Road
Huntington Station, NY 11746
Gerald J. Bentivegna .......................................           281,000                      .47%
900 Walt Whitman Road
Huntington Station, NY 11746
George P. Larounis .........................................           282,500                      .48%
15-17 A. Tsoha St.
11521 Athens, Greece
John R. Shonnard ...........................................           309,600(5)                   .52%
12521 Rios Road
San Diego, CA 92128
Frank W. Trischetta ........................................           453,000                      .76%
900 Walt Whitman Road
Huntington Station, NY 11746
Lewis H. Titterton .........................................         1,190,000(6)                  2.00%
6 Autumn Lane
Saratoga Springs, NY 12866
All Directors, Director Nominees and Executive Officers as a
  Group (7 persons) ........................................        15,787,235(3)(4)(5)(6)        23.82%

------------------
(1) A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security or has the right to obtain such voting power and/or investment power within sixty (60) days. Except as otherwise noted, each designated beneficial owner in this report has sole voting power and investment power with respect to the shares of the Company's common stock beneficially owned by such person.

(2) Includes 2,920,180 shares, 2,750,180 shares, 279,000 shares, 282,500 shares,
    180,000 shares, 453,000 shares, 0 shares and 6,864,860 shares as to which Denis A. Krusos, Frank J. DiSanto, Gerald J. Bentivegna, George P. Larounis, John R. Shonnard, Frank W. Trischetta, Lewis H. Titterton and all directors, director nominees and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the 1993 Plan.

(3) Includes 29,500 shares of the Company's common stock owned by Mrs. C. Krusos, the wife of Denis A. Krusos, as to which beneficial ownership is disclaimed by Mr. Krusos.

(4) Includes 2,000,000 shares held by the Frank J. DiSanto Revocable Living Trust which are pledged to a bank under a mortgage loan. Mr. DiSanto is the trustee and has sole voting and investment power over the trust.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)
(5) Includes 129,600 shares held in a revocable trust by the Wells Fargo Bank (successor of the First Interstate Bank), as trustee of such trust.
    Mr. Shonnard and his wife, Janet L. Shonnard, are the beneficiaries of such trust and, under certain circumstances, may exercise the voting power and investment power of the trust jointly.

(6) Includes 300,000 shares which Lewis H. Titterton has the right to acquire upon the exercise of a warrant.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Messrs. Denis A. Krusos, Chairman of the Board, Chief Executive Officer and Director, Frank J. DiSanto, President and Director, Frank W. Trischetta, Senior Vice President--Marketing and Sales, and Gerald J. Bentivegna, Vice President--Finance, Chief Financial Officer and Director, are the executive officers of the Company. While there are no formal agreements, Denis A. Krusos and Frank J. DiSanto waived any and all rights to receive salary and related pension benefits for an undetermined period of time commencing November 1, 1985. As a result, Mr. Krusos received no salary or bonus during the last three fiscal years. Except for Mr. Trischetta, no other executive officer received a salary or bonus in excess of $100,000 during the fiscal year ended October 31, 1998. The following is compensation information regarding Mr. Krusos and Mr. Trischetta for the fiscal years ended October 31, 1998, 1997 and 1996:

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION
                                                         FISCAL         ANNUAL        AWARDS SECURITIES
NAME AND PRINCIPAL POSITION                             YEAR ENDED    COMPENSATION    UNDERLYING OPTIONS (#)
-----------------------------------------------------   ----------    ------------    ----------------------
Denis A. Krusos .....................................    10/31/98             --              600,000
     Chairman of the Board,                              10/31/97             --              575,000
     Chief Executive Officer and Director                10/31/96             --              575,000
Frank W. Trischetta .................................    10/31/98       $153,008               60,000
     Senior Vice President--                             10/31/97       $152,500               30,000
     Marketing and Sales                                 10/31/96       $117,600              155,000

     The following is information regarding stock options granted to Mr. Krusos and Mr. Trischetta pursuant to the 1993 Plan during the fiscal year ended October 31, 1998:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    POTENTIAL REALIZABLE
                                                                                                           VALUE
                                                                                                     AT ASSUMED ANNUAL
                                                                                                           RATES
                                 NUMBER OF        PERCENT OF                                           OF STOCK PRICE
                                SECURITIES        TOTAL OPTIONS                                         APPRECIATION
                                UNDERLYING        GRANTED TO                                          FOR OPTION TERM
                                  OPTIONS         EMPLOYEES IN        EXERCISE       EXPIRATION    ----------------------
NAME                            GRANTED (#)(1)    FISCAL YEAR        PRICE ($/SH)      DATE         5% ($)      10% ($)
-----------------------------   --------------    ---------------    ------------    ----------    --------    ----------
Denis A. Krusos..............       300,000            10.88%          $  3.375(2)    11/11/07     $636,756    $1,613,664
Denis A. Krusos..............       300,000            10.88%          $  2.281(2)     7/13/08     $430,353    $1,090,598
Frank W. Trischetta..........           400             0.01%          $  3.375(2)    11/11/07     $    849    $    2,152
Frank W. Trischetta..........        29,600             1.07%          $  3.375(3)    11/11/07     $ 62,827    $  159,215
Frank W. Trischetta..........        30,000             1.09%          $  2.281(3)     7/13/08     $ 43,035    $  109,060

------------------
(1) The options are exercisable in whole or in part commencing one year following the date of grant unless otherwise accelerated. The options are not issued in tandem with stock appreciation or similar rights and are not transferable other than by will or the laws of descent and distribution. The options terminate upon

                                              (Footnotes continued on next page)

(Footnotes continued from previous page) termination of employment, except that in the case of death, disability or termination for reasons other than cause, options may be exercised for certain periods of time thereafter as set forth in the 1993 Plan.

(2) The exercise price of these options was equal to the fair market value of the underlying common stock on the date of grant. These options are nonqualified options.

(3) The exercise of these options was equal to the fair market value of the underlying common stock on the date of grant. These options are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     The following is information regarding stock option exercises during fiscal 1998 by Mr. Krusos and Mr. Trischetta and the values of their options as of October 31, 1998:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION/VALUES

                                                                          NUMBER OF                        VALUE OF
                                                                    SECURITIES UNDERLYING                UNEXERCISED
                                 SHARES                              UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                ACQUIRED                              AT FISCAL YEAR END            AT FISCAL YEAR END ($)
                               ON EXERCISE        VALUE          ----------------------------    ----------------------------
NAME                              (#)         REALIZED ($)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----------------------------   -----------    ---------------    -----------    -------------    -----------    -------------
Denis A. Krusos.............           --                --       2,935,180             --                --             --
Frank W. Trischetta.........           --                --         453,000             --                --             --

     There is no present arrangement for cash compensation of directors for services in that capacity. Under the 1993 Plan, each non-employee director elected to the Board of Directors is entitled to receive nonqualified stock options to purchase 20,000 shares of common stock upon his initial election to the Board of Directors and nonqualified stock options to purchase 40,000 shares each subsequent year that such director is elected to the Board of Directors.

          REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION*

     The Company is a development stage enterprise that has had limited revenues to support its operations since its inception. In view of the fact that the Company's executive officers, with the exception of Gerald J. Bentivegna and Frank W. Trischetta, have waived all salary and related pension benefits for fiscal year 1998, the Board of Directors did not adopt any policy with respect to the payment of cash compensation to the executive officers of the Company for such period. At such time as the executive officers of the Company, other than Mr. Bentivegna and Mr. Trischetta, withdraw their waivers, it is contemplated that the Board of Directors will develop and adopt a compensation policy for its executive officers generally, including the Company's Chief Executive Officer. Although a salary was paid to each of Mr. Bentivegna and Mr. Trischetta in fiscal year 1998, such compensation was not part of an overall compensation policy, was determined solely by the Company's Chief Executive Officer, and was not specifically related to corporate performance.

     Generally, options under the 1993 Plan are granted as an inducement in respect of future performance. During fiscal year 1998, options were granted to Denis A. Krusos, Frank J. DiSanto, Gerald J. Bentivegna and Frank W. Trischetta for 600,000, 600,000, 70,000 and 60,000 shares of Common Stock, respectively, under the 1993 Plan. In granting such options, the Stock Option Committee, which is comprised solely of non-employee directors of the Company, did not take into account the number of shares of Common Stock owned by such persons. The 1993 Plan also provides for the granting of stock appreciation rights, although no stock appreciation rights have been granted under the 1993 Plan. The Board of Directors believes that the 1993 Plan has been, and will continue to be, effective in attracting and retaining executives and employees.

     With certain exceptions, Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended, denies a deduction to the Company for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonqualified option or right or the disqualifying disposition of stock purchases pursuant to an incentive option). The Company believes that options (provided such options are granted at fair market value) and rights granted under the 1993 Plan should qualify for the performance-based compensation exemption to Section 162(m).

     This Report has been prepared by the Board of Directors.

              Denis A. Krusos                        John R. Shonnard
              Frank J. DiSanto                       George P. Larounis
              Gerald J. Bentivegna

------------------
* The disclosure contained in the Report of the Board of Directors on Executive Compensation and the Performance Graph which follows this section is not incorporated by reference into any prior filings by the Company under the Securities Act of 1993, as amended, or the Securities Exchange Act of 1934, as amended, that incorporated future filings or portions thereof (including this Proxy Statement).

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a graph showing the five-year cumulative total return for (i) the Common Stock, (ii) the NASDAQ Stock Market U.S. Index, a broad market index covering shares of common stock of domestic companies that are listed on NASDAQ, and (iii) the NASDAQ Electronic Components Stock Index, a group of companies that are engaged in the manufacture of electronic components and related accessories with a Standard Industrial Classification code of 367 and listed on NASDAQ.

                        COMPARISON OF 5 YEAR CUMULATIVE
                                TOTAL RETURN (1)

                                 [LINE GRAPH]

                                                                             FISCAL YEAR ENDED OCTOBER 31
                                                                     --------------------------------------------
                                                                     1993    1994    1995    1996    1997    1998
                                                                     ----    ----    ----    ----    ----    ----
CopyTele, Inc.....................................................   $100      43      74     127      84      27
NASDAQ Stock Market U.S.(2).......................................   $100     101     135     160     210     236
NASDAQ Electronic Components(2)...................................   $100     110     222     271     371     383

------------------
(1) The comparison of total return on investment for each fiscal year ended October 31 assumes that $100 was invested on November 1, 1993 in each of the Company, the NASDAQ Stock Market U.S. Index and the NASDAQ Electronic Component Index with investment weighted on the basis of market capitalization and all dividends reinvested. In addition, the total returns account for the Company's two-for-one stock split declared in May 1996.

(2) The total returns for each NASDAQ index are based on information provided by NASDAQ, which had been prepared by the Center for Research in Securities Prices at the University of Chicago.

                             SELECTION OF AUDITORS

     The stockholders are being asked to ratify the selection of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending
October 31, 1999. A representative of Arthur Andersen LLP will be present at the Annual Meeting to answer questions and to make a statement if he desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                             STOCKHOLDER PROPOSALS

     All proposals from stockholders to be included in the proxy materials to be distributed by the Company in connection with the next annual meeting must be received by the Secretary of the Company, 900 Walt Whitman Road, Huntington Station, New York 11746, not later than the close of business February 29, 2000.

     In addition, in accordance with Article I, Section 10 of the Amended and Restated By-laws of the Company, in order to be properly brought before the next annual meeting, a matter must have been (i) specified in a written notice of such meeting (or any supplement thereto) given to the stockholders by or at the direction of the Board of Directors (which would be accomplished if a stockholder proposal were received by the Secretary of the Company as set forth in the preceding paragraph), (ii) brought before such meeting at the direction of the Board of Directors or the Chairman of the meeting, or (iii) specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting, or a duly authorized proxy for such stockholder, which conforms to the requirements of Article I, Section 10 of the Amended and Restated By-laws of the Company and is delivered personally to, or mailed to and received by, the Secretary of the Company at the address set forth in the preceding paragraph not less than 45 days prior to the first anniversary of the date of the notice accompanying this Proxy Statement; provided however, that such notice need not be given more than 75 days prior to the next annual meeting.

                                 ANNUAL REPORT

     A copy of the Annual Report of the Company, including financial statements for the fiscal year ended October 31, 1998 accompanies this Proxy Statement.

                                           By Order of the Board of Directors,

                                           /S/ ANNE ROTONDO

                                               ANNE ROTONDO
                                                Secretary

Huntington Station, New York
June 28, 1999

                                                                          PROXY

           THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                COPYTELE, INC.

                Annual Meeting of Stockholders - July 28, 1999

     THE UNDERSIGNED shareholder of CopyTele, Inc., a Delaware corporation (the "Company"), hereby appoints DENIS A. KRUSOS and FRANK J. DiSANTO, or either of them, with full power of substitution, as the proxy or proxies of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Fox Hollow, Woodbury, New York, on July 28, 1999, at 10:30 a.m., and any adjournment(s) thereof, and to vote thereat all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present in accordance with the instructions on the reverse side of this Proxy.

     The shares represented by this Proxy will be voted as specified on the reverse side hereof, but if no specification is made, the proxies intend to vote FOR the election of all nominees as directors, FOR the ratification of the selection of auditors and, in the discretion of such proxies, for or against such other matters as may properly come before said meeting or any adjournment(s) thereof.

             (continued - to be dated and signed on reverse side)

                                COPYTELE, INC.

                        Annual Meeting of Stockholders
                          July 28, 1999 - 10:30 A.M.
                                To be held at:

                                  FOX HOLLOW

                            7725 Jericho Turnpike
                              Woodbury, New York
                                (516) 921-1415


Long Island Expressway to Exit 44 North (which is Rt. 135 North) to Exit 14 East (which is Woodbury 25 East)

Northern State Parkway to Exit 36B North (which is Rt. 135 North) to Exit 14 East (which is Woodbury 25 East)

Belt Parkway to Southern State Parkway to Exit 28A North (which is Rt. 135 North) to Exit 14 East (which is Woodbury 25 East)

At Exit 14 East, make right turn onto Jericho Turnpike (25 East). Fox Hollow is on left after first traffic light.


               Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

       Please mark your
A /X/  votes as indicated
       in this example.


                                          WITHHOLD
               FOR all nominees          AUTHORITY
               listed to the right     to vote for all
               (except as marked       nominees listed
               to the contrary)         to the right
1. ELECTION                                                Nominees:
   OF                 / /                   / /            Denis A. Krusos
   DIRECTORS                                               Frank J. DiSanto
                                                           Gerald J. Bentivegna
(Instruction: To withhold authority to vote for any        John R. Shonnard
individual nominee, mark FOR and write that nominee's      George P. Larounis
name below.)                                               Lewis H. Titterton

-----------------------------------------------------

                                              FOR      AGAINST      ABSTAIN
2. RATIFICATION OF THE SELECTION OF
   ARTHUR ANDERSEN LLP AS INDEPENDENT         / /        / /          / /
   AUDITORS OF THE COMPANY FOR THE
   FISCAL YEAR ENDING OCTOBER 31, 1999.


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

Receipt is acknowledged of Notice of said Meeting, Proxy Statement and Annual Report for the fiscal year ended October 31, 1998.

Please date, sign and return this Proxy Card using the enclosed envelope.


                     (Seal)                          (Seal)  Dated:       , 1999
---------------------        ------------------------

NOTE: Please sign here exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your title, as such. Each joint owner or trustee should sign the proxy.